Exhibit 99.2

Supplemental Operating and Financial Data For the Period Ended September 30, 2010

Company Overview

Excel Trust, Inc. is a retail focused REIT that targets community and power centers, grocery anchored neighborhood centers and freestanding retail properties. Excel Trust intends to be treated as a REIT, for U.S. federal income tax purposes, commencing with the taxable year ending December 31, 2010. Excel Trust trades publicly on the NYSE under the symbol “EXL” .

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Atlanta, GA
San Diego, CA 92128
Tel: 858-613-1800
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin - Chairman & CEO	Spencer G. Plumb - President & COO
James Y. Nakagawa - CFO	Mark T. Burton - CIO & SVP, Acquisitions
S. Eric Ottesen - SVP, General Counsel	William J. Stone - SVP, Asset Management/Development
Matthew S. Romney - SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Continental Stock Transfer & Trust Company	Latham & Watkins
17 Battery Place, 8th Floor	12636 High Bluff Drive, Suite 400
New York, New York 10004	San Diego, CA 92130
Tel: 212-509-4000	Tel: 858-523-5400
Email: cstmail@continentalstock.com
Website: www.continentalstock.com

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Excel Trust operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Excel Trust’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Excel Trust’s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Excel Trust’s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Excel Trust’s future results, performance or transactions, see the reports filed by Excel Trust with the Securities and Exchange Commission, including its final prospectus relating to its initial public offering and quarterly reports on Form 10-Q. Excel Trust disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Analyst Coverage

Company	Analyst	Contact
Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Morgan Stanley	Paul Morgan	(415) 576-2627
	Samir Khanal	(415) 576-2696

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Stifel, Nicolaus & Co., Inc.	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

UBS	Ross Nussbaum	(212) 713-2484
	Christy McElroy	(203) 719-7831

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Robert LaQuaglia	(617) 603-4263

Summary Financial and Portfolio Data

As of September 30, 2010

(dollars in thousands)

Portfolio Summary
Number of properties	18
Gross Leasable Square Feet (GLA)	1,588,486
Percent Leased	92%

Financial Results (Quarter ended September 30, 2010)
Net loss attributable to Excel Trust, Inc.	$(1,100)
Net loss per diluted share	$(0.07)
Funds from operations (FFO)	$1,148
FFO per diluted share	$0.07
Adjusted funds from operations (AFFO)	$1,488
AFFO per diluted share	$0.10
Dividends declared per common share	$0.08

Assets
Gross undepreciated real estate	$207,869
Gross undepreciated assets	$324,731
Total liabilities to gross undepreciated assets	36.9%
Mortgage and notes payable to gross undepreciated assets	32.2%

Capitalization
Total debt	$104,469
Common equity capitalization	$176,526
Total capitalization	$280,995
Debt/total capitalization	37.2%

Common Stock Data
Range of closing prices for the quarter	$10.99 - $12.73
Closing price at quarter end	$11.27
Weighted average common shares outstanding - diluted	$15,509,907
Shares of common stock outstanding on 9/30/2010	$15,663,331

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS

(Dollars in thousands)

(Unaudited)

	The Company	The Predecessor
	September 30, 2010	December 31, 2009
ASSETS:

Property:
Land	$68,889	$15,300
Buildings	112,717	20,538
Site improvements	10,193	2,445
Tenant improvements	14,201	6,629
Construction in progress	1,869	1,438
Less accumulated depreciation	(6,501)	(4,481)

Property, net	201,368	41,869
Cash and cash equivalents	57,862	661
Restricted cash	26,683	524
Tenant receivables, net	1,247	97
Lease intangibles, net	26,274	1,118
Deferred rent receivable	822	583
Other assets	3,974	604

Total assets	$318,230	$45,456

LIABILITIES AND EQUITY:

Liabilities:

Mortgages payable, net	$69,469	$30,190
Notes payable	35,000	—
Accounts payable and other liabilities	10,119	3,973
Lease intangibles, net	4,034	555
Dividends/distributions payable	1,304	—
Due to owner	—	1,216

Total liabilities	119,926	35,934

Commitments and contingencies
Equity:

Stockholders’ equity and owner’s equity
Common stock, $.01 par value, 200,000,000 shares authorized; 15,663,331 shares issued and outstanding	156	—
Additional paid-in capital	193,203	—
Accumulated deficit	(2,852)	—

Total stockholders’ equity	190,507	—

Owner’s equity	—	8,622
Non-controlling interests	7,797	900

Total equity	198,304	9,522

Total liabilities and equity	$318,230	$45,456

The notes in the Form 10-Q are an integral part of these condensed consolidated and combined financial statements.

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands)

(Unaudited)

	The Company	The Predecessor
	Three Months Ended September 30, 2010	Three Months Ended September 30, 2009
REVENUES:
Rental revenue	$4,660	$1,255
Tenant recoveries	559	92
Other income	52	—

Total revenues	5,271	1,347

Expenses:
Maintenance and repairs	164	65
Real estate taxes	705	74
Management fees	39	32
Other operating expenses	186	196
General and administrative	1,885	8
Depreciation and amortization	2,248	457

Total expenses	5,227	832

Net operating income	44	515

Interest expense	(1,273)	(368)
Interest income	84	—

Net (loss) income	(1,145)	147
Non-controlling interest	(45)	—

Net (loss) income attributable to the common stockholders and controlling interest	$(1,100)	$147

Basic and diluted loss per share	$(0.07)

Weighted-average common shares outstanding - basic and diluted	15,510

Dividends declared per common share	$0.08

The notes in the Form 10-Q are an integral part of these condensed consolidated and combined financial statements.

EXCEL TRUST, INC. AND

EXCEL TRUST, INC. PREDECESSOR

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS

(Dollars in thousands)

(Unaudited)

	The Company	The Predecessor	The Predecessor
	Period from April 28, 2010 to September 30, 2010	Period January 1, 2010 to April 27, 2010	Nine Months Ended September 30, 2009
REVENUES:
Rental revenue	$6,113	$1,455	$3,498
Tenant recoveries	651	113	246
Other income	86	—	—

Total revenues	6,850	1,568	3,744

Expenses:
Maintenance and repairs	220	98	176
Real estate taxes	825	140	291
Management fees	42	43	97
Other operating expenses	252	98	405
General and administrative	4,021	8	43
Depreciation and amortization	2,994	542	1,611

Total expenses	8,354	929	2,623

Net operating (loss) income	(1,504)	639	1,121

Interest expense	(1,623)	(483)	(1,023)
Interest income	158	—	3

Net (loss) income	(2,969)	156	101
Non-controlling interests	(117)	290	—

Net (loss) income attributable to the common stockholders and controlling interest	$(2,852)	$(134)	$101

Basic and diluted loss per share	$(0.18)

Weighted-average common shares outstanding - basic and diluted	15,509

Dividends declared per common share	$0.08

The notes in the Form 10-Q are an integral part of these condensed consolidated and combined financial statements.

Reconciliation of Net Income to FFO and AFFO(1)

As of September 30, 2010

(dollars in thousands)

Excel Trust’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income for the period from July 1, 2010 through September 30, 2010 is as follows:

Net loss attributable to Excel Trust, Inc.	$(1,100)
Add:
Depreciation and amortization	$2,248
Deduct:
Gain on sale of property	$-

Funds from operations	$1,148

Add:
Stock-based and other non-cash compensation expense	$131
Deferred financing cost amortization	$126
Transaction costs	$291

Deduct:
Straight-line effects of lease revenue	$(100)
Amortization of above and below market leases	$(78)
Non-incremental capital expenditures	$(30)

Adjusted funds from operations	$1,488

Weighted average common shares outstanding - diluted	15,509,907

Funds from operations per share (diluted)	$0.07

Adjusted funds from operations per share (diluted)	$0.10

(1) FFO and AFFO are described on the Definitions page.

Debt Summary

As of September 30, 2010

(dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$70,764	67%
Variable Debt(2)	$35,000	33%
Total Debt(1)	$105,764	100%
Debt/Gross Undepreciated Assets	32.6%

		% Total Debt
Secured Debt	$70,764	67%
Unsecured Debt	$35,000	33%
Total Debt	$105,764	100%

Maturities by Year-Secured	Amount	% Total Debt		Maturities by Year-Unsecured	Amount	% Total Debt

2010 (remaining three months)	$334	0.3%		2010 (remaining three months)	$-
2011	$4,839	5%		2011	$-
2012	$1,433	1%		2012	$-
2013	$21,164	20%		2013	$35,000	33%
2014	$16,987	16%		2014	$-
2015	$657	1%		2015	$-
Thereafter	$25,350	24%		Thereafter	$-

Total	$70,764	67%		Total	$35,000	33%

Property-Secured	Amount	Interest Rate	Maturity
Mariner’s Point Shopping Center	$3,499	7.10%	2011
Five Forks Place	$5,284	5.50%	2013
Grant Creek Town Center	$16,135	5.75%	2013
Merchant Central Shopping Center	$4,667	5.94%	2014
Excel Centre	$12,823	6.08%	2014
5000 South Hulen	$14,136	5.60%	2017
Lowe’s	$14,220	7.20%	2031
Total(1)	$70,764	6.13%

(1) Excludes fair value adjustments. Mortgage and notes payable to gross undepreciated assets was 32.2%.

(2) On July 8, 2010, Excel Trust entered into an unsecured revolving credit facility (the “Credit Agreement”). The Credit Agreement provides for a revolving credit facility of up to $125M, which includes a $20M swingline sub-facility and a $30M letter of credit sub-facility. Excel Trust has the ability to increase the size of the revolving credit facility by up to an additional $275M to a total of $400M, subject to receipt of lender commitments and other conditions precedent. The maturity date is July 7, 2013 and can be extended for one year at the Excel Trust’s option. The revolving credit facility bears interest at the rate of LIBOR plus a margin of 275 basis points to 375 basis points, depending on the Excel Trust’s leverage ratio, provided that in no event shall LIBOR be deemed to be less than 1.50%. Excel Trust will also pay a 0.45% fee for any unused portion of the revolving credit facility. Borrowings from the credit facility were $35,000 at September 30, 2010. These proceeds were used to acquire two properties in October 2010. The interest rate on September 30, 2010 was 4.25%.

Acquisitions

For the Quarter Ended September 30, 2010

(Dollars in thousands)

Acquisition Property Name	City	State	Date	Initial Cost Basis	Leased	Major Tenants
Mariner’s Point Shopping Center	St. Marys	GA	7/20/2010	$6,600	100%	Cato, Hibbetts Sports, Super Wal-Mart (non-owned)
Grant Creek Town Center	Missoula	MT	8/27/2010	$23,100	92%	Ross, TJ Maxx and REI
Vestavia Hills City Center	Birmingham	AL	8/30/2010	$33,400	78%	Publix, Rite Aid, Dollar Tree, SteinMart

Portfolio Summary

As of September 30, 2010

(Dollars in thousands)

Property Name	City	State	Bldg. Sq. Ft.	Acquisition Date	Initial Cost Basis	Price Sq. Ft.	% Leased	Major Tenants
Excel Centre	San Diego	CA	82,157	*	$23,700	$288	100%	Excel Trust, Kaiser Permanente, UBS
Newport Towne Center	Newport	TN	60,100	*	$6,500	$108	91%	Goody’s (Stage Stores), Dollar Tree, Super Wal-Mart (non-owned)
Five Forks Place	Simpsonville	SC	61,191	*	$7,800	$127	99%	Publix
5000 South Hulen	Fort Worth	TX	86,838	5/12/2010	$21,900	$252	92%	Barnes and Noble, Old Navy
Jewel-Osco	Morris	IL	51,762	5/14/2010	$8,200	$158	100%	Jewel Osco
Walgreens	Corbin (North)	KY	13,650	5/24/2010	$3,500	$256	100%	Walgreens
Walgreens	Corbin (South)	KY	13,650	5/24/2010	$4,200	$308	100%	Walgreens
Walgreens	Barbourville	KY	13,650	5/24/2010	$4,200	$308	100%	Walgreens
Shop ’n Save (SuperValu)	Ballwin	MO	53,411	5/28/2010	$8,500	$159	100%	Shop ’n Save (SuperValu)
Walgreens	Beckley	WV	14,820	6/17/2010	$7,200	$486	100%	Walgreens
Lowe’s	Shippensburg	PA	171,069	6/22/2010	$17,600	$103	100%	Lowe’s
Plaza at Rockwall - Phase I	Rockwall	TX	332,989	6/29/2010	$35,500	$107	96%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk
Merchant Central Shopping Center	Milledgeville	GA	45,013	6/30/2010	$6,100	$136	96%	Dollar Tree, Super Wal-Mart (non-owned)
Mariner’s Point Shopping Center	St. Marys	GA	45,215	7/20/2010	$6,600	$146	100%	Cato, Hibbetts Sports, Super Wal-Mart (non-owned)
Grant Creek Town Center	Missoula	MT	164,166	8/27/2010	$23,100	$141	92%	Ross, TJ Maxx and REI
Vestavia Hills City Center	Birmingham	AL	378,805	8/30/2010	$33,400	$88	78%	Publix, Rite Aid, Dollar Tree, SteinMart
	Totals		1,588,486		$218,000	$137	92%

Development Properties	City	State	Bldg. Sq. Ft.	Acquisition Date	Acquisition Price			Status
Red Rock Commons	St. George	UT	TBD	*	$11,700			LOIs signed with national anchors, lease negotiations continue

Plaza at Rockwall - Phase II	Rockwall	TX	100,314	6/29/2010	$5,300			Construction started 10/2010. Approximately 60% leased to tenants such as HomeGoods, Jo-Ann, Vitamin Shoppe
	Totals				$17,000

	Total Portfolio				$235,000

* Acquired from Predecessor as part of Excel Trust’s formation transactions. For these properties, the initial cost basis represents the contribution value at the initial public offering.

Major Tenants By GLA

As of September 30, 2010

Total GLA Leased	1,465,193

Tenants	Number of Stores	Square Feet	% of Total GLA Leased
Lowe’s	1	171,069	12%
JC Penney	1	103,256	7%
Publix	2	98,611	7%
Belk	1	75,524	5%
Walgreens	4	55,770	4%
Shop ’n Save (SuperValu)	1	53,411	4%
Jewel-Osco	1	51,762	4%
Dick’s Sporting Goods	1	50,000	3%
Rave Theater	1	42,287	3%
Kaiser	1	30,052	2%
Best Buy	1	30,000	2%

Major Tenants By Rent

As of September 30, 2010

Annualized Base Rent (1)	$20,571,868

Tenants	Number of Stores	Annualized Rent	Rent per sq. ft.	% ABR
Walgreens	4	$1,528,600	$27.41	7%
Lowe’s	1	$1,475,000	$8.62	7%
Kaiser Permanente	1	$1,217,038	$40.50	6%
Publix	2	$1,077,881	$10.93	5%
Dick’s Sporting Goods	1	$815,186	$16.30	4%
Rave Theater	1	$765,835	$18.11	4%
Shop ’n Save (SuperValu)	1	$721,049	$13.50	4%
Jewel-Osco	1	$660,122	$12.75	3%
Swinerton	1	$499,486	$36.99	2%
Barnes & Noble	1	$450,036	$18.00	2%

(1) Annualized Base Rent is described on the Definitions page.

Lease Expiration Schedule

As of September 30, 2010

Total GLA	1,588,486
Total GLA Leased	1,465,193
% Leased	92.2%

Retail GLA(1)	1,506,329
Retail GLA Leased	1,383,036
% Leased	91.8%

			% Retail GLA Leased
Retail Anchor GLA(2)	975,756		71%
Retail Inline GLA(2)	407,280		29%
Retail GLA Leased	1,383,036		100%

Year	Anchor GLA Expiring	% of Total GLA	Anchor Rent Per SF	Inline GLA Expiring	% of Total GLA	Inline Rent Per Sq Ft	Total Retail GLA Expiring	% of Total GLA	Average Rent Per SF
2011	46,500	3.4%	$7.33	112,782	8.2%	$16.27	159,282	11.5%	$13.66
2012	38,000	2.7%	$12.37	46,126	3.3%	$16.77	84,126	6.1%	$14.78
2013	29,974	2.2%	$9.00	70,898	5.1%	$15.64	100,872	7.3%	$13.67
2014	10,011	0.7%	$11.00	48,285	3.5%	$15.63	58,296	4.2%	$14.83
2015	41,788	3.0%	$16.39	56,856	4.1%	$17.36	98,644	7.1%	$16.95
Beyond 2015	809,483	58.5%	$11.07	72,333	5.2%	$21.15	881,816	63.8%	$11.91

(1) Retail figures exclude the Excel Centre because it is an office building and currently serves as headquarters for Excel Trust.

(2) Anchor Tenants and Inline Tenants are described on the Definitions page.

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more and belongs to a national or regional chain of stores.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the contractual rental rate (excluding reimbursements and percentage rent) during the final month of a reporting period.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.